UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

Super Vision International, Inc.

(Exact Name of Registrant as specified in its charter)

Delaware	0-23590	59-3046866
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

8210 Presidents Drive, Orlando, Florida 32809

(Address of Principal Executive Offices)

Registrant’s telephone number: (407) 857-9900

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibit 99.1

Super Vision International, Inc., Press Release, dated October 31, 2003

Item 12.	Results of Operations and Financial Condition

On October 31, 2003, Super Vision International, Inc. issued a press release announcing its financial results for its third quarter ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003	Super Vision International, Inc. By: /s/ Brett M. Kingstone Brett M. Kingstone, Chairman and Chief Executive Officer